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                                                                    EXHIBIT 23.4


                   CONSENT OF WILLIAMS, KASTNER & GIBBS PLLC


We consent to the reference to our firm under the caption "Legal Matters" in the Post-Effective Amendment No. 6 to the Registration Statement (Form S-4) and related Prospectus of Waste Connections, Inc. (Registration No. 333-65615).



                                          WILLIAMS, KASTNER & GIBBS PLLC



Seattle, Washington
June 1, 1999